SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2005

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS

(State or Other Jurisdiction of Incorporation or Organization)

0-32667	75-2794300
(Commission File Number)	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (432) 683-5422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01                                         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On September 27, 2005, Cap Rock Energy Corporation (“the Company”) issued a press release announcing the submission to the American Stock Exchange of its plan of compliance, and acceptance by the Exchange of that plan.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                                         FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

99.1                           Press Release by Cap Rock Energy Corporation, September 27, 2005, which is being furnished, not filed, pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Celia B. Page
September 27, 2005	Celia B. Page
Vice President, Chief Accounting Officer,
Assistant Secretary/Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release by Cap Rock Energy Corporation, September 27, 2005